Exhibit 99.1

Impinj Reports Third Quarter 2026 Financial Results

SEATTLE, WA, October 28, 2026– Impinj, Inc. (Nasdaq: PI), a leading RAIN RFID provider and Internet of Things pioneer, today released its financial results for the third quarter ended September 30, 2026.

“Our third-quarter results were strong, with endpoint IC revenue and unit volumes, as well as total revenue, all setting new quarterly records,” said Chris Diorio, Impinj co-founder and CEO. “M800’s market strength, resilient retail demand, growth at our lighthouse accounts and Gen2X momentum all contributed to those record results, and we see those trends continuing.”

Third Quarter 2026 Financial Summary

•
Revenue of $112.1 million
•
GAAP gross margin of 52.8%; non-GAAP gross margin of 54.9%
•
GAAP net income of $4.7 million, or income of $0.15 per diluted share using 31.5 million shares
•
Adjusted EBITDA of $24.5 million
•
Non-GAAP net income of $22.1 million, or income of $0.69 per diluted share using 32.6 million shares

A reconciliation between GAAP and non-GAAP information is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

Fourth Quarter 2026 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the fourth quarter of 2026 (in millions, except per share data):

Three Months Ending
December 31, 2026
Revenue	$104.0 to $107.0
GAAP Net income	$1.2 to $2.7
Adjusted EBITDA income	$19.2 to $20.7
GAAP Weighted-average shares — diluted	31.8 to 32.0
GAAP Net income per share — diluted	$0.04 to $0.08
Non-GAAP Net income	$17.6 to $19.1
Non-GAAP Weighted-average shares — diluted(1)	32.5 to 32.7
Non-GAAP Net income per share — diluted(1)	$0.55 to $0.60

(1) Non-GAAP diluted net income per share includes the impact of our convertible debt, using the if-converted method, which assumes conversion at the beginning of a period and full share settlement. Interest expense of $0.4 million is added back to Non-GAAP net income of $17.6 to $19.1 million then divided by 32.5 to 32.7 million Non-GAAP diluted weighted average shares.

A reconciliation between GAAP and non-GAAP financial measures is provided in the “Non-GAAP Financial Measures” section below.

Conference Call Information

Impinj will host a conference call and webcast to discuss its third-quarter 2026 results and fourth-quarter 2026 outlook today, October 28, 2026 at 5:00 p.m. ET / 2:00 p.m. PT. Interested parties may access the call by dialing +1-412-317-1863. A live webcast and replay will also be available on the company’s website at investor.impinj.com. Following the call, a telephonic replay will be available for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 1208951.

Management’s prepared written remarks, along with quarterly financial data, will be made available on Impinj’s website at investor.impinj.com along with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding our strategy, our competitive position and conditions in the markets in which we compete, as well as financial guidance and considerations for the fourth quarter of 2026 and future periods.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption “Risk Factors” and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj (Nasdaq: PI) delivers the Physical Intelligence that connects the physical world to the AI-powered digital world, fueling automated workflows and improving consumer experiences. From retail merchandise and groceries to packages and shipping pallets, Impinj products and solutions identify and track tens of billions of everyday items, providing real-time operational insights that enable businesses to visualize everything, waste nothing and act instantly. www.impinj.com

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

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For more information, contact:

Investor Relations

Andy Cobb, CFA

Vice President, Corporate Finance & Investor Relations

+1-206-315-4470

ir@impinj.com

Media Relations

Bassil Elkadi

Senior Director, Communications & Public Relations

+1 206-517-5300

comms@impinj.com

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	September 30, 2026	December 31, 2025
Assets:
Current assets:
Cash and cash equivalents	$38,741	$48,206
Short-term investments	74,238	127,130
Accounts receivable, net	78,131	70,785
Inventory	83,369	84,961
Prepaid expenses and other current assets	60,053	8,135
Total current assets	334,532	339,217
Long-term investments	115,344	103,766
Property and equipment, net	48,755	50,290
Intangible assets, net	7,613	9,501
Operating lease right-of-use assets	21,334	20,896
Other non-current assets	425	795
Goodwill	20,109	20,721
Total assets	$548,112	$545,186
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable	$13,337	$13,614
Accrued compensation and employee related benefits	15,068	9,936
Accrued and other current liabilities	2,765	3,664
Current portion of operating lease liabilities	1,969	776
Current portion of long-term debt	995	96,745
Current portion of deferred revenue	1,375	1,791
Total current liabilities	35,509	126,526
Long-term debt	185,311	184,141
Operating lease liabilities, net of current portion	22,738	22,536
Deferred tax liabilities, net	1,694	2,062
Deferred revenue, net of current portion	529	690
Total liabilities	245,781	335,955
Stockholders’ equity:
Common stock, $0.001 par value	31	30
Additional paid-in capital	711,573	606,852
Accumulated other comprehensive income (loss)	(749)	2,509
Accumulated deficit	(408,524)	(400,160)
Total stockholders’ equity	302,331	209,231
Total liabilities and stockholders’ equity	$548,112	$545,186

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
Revenue	$112,083	$96,055	$294,704	$268,226
Cost of revenue	52,954	47,727	135,583	126,604
Gross profit	59,129	48,328	159,121	141,622
Operating expenses:
Research and development	30,581	25,720	88,567	75,686
Sales and marketing	10,271	9,380	29,857	26,173
General and administrative	13,175	12,035	39,188	36,259
Amortization of intangibles	511	537	1,582	1,543
Total operating expenses	54,538	47,672	159,194	139,661
Income (loss) from operations	4,591	656	(73)	1,961
Other income, net	2,515	2,592	7,436	6,705
Induced conversion expense	(1,793)	(15,026)	(13,731)	(15,026)
Interest expense	(596)	(1,121)	(2,000)	(3,569)
Income (loss) before income taxes	4,717	(12,899)	(8,368)	(9,929)
Income tax benefit (expense)	(40)	89	4	221
Net income (loss)	$4,677	$(12,810)	$(8,364)	$(9,708)

Net income (loss) per share — basic	$0.15	$(0.44)	$(0.27)	$(0.33)
Net income (loss) per share — diluted	$0.15	$(0.44)	$(0.27)	$(0.33)

Weighted-average shares outstanding — basic	30,617	29,338	30,463	28,995
Weighted-average shares outstanding — diluted	31,495	29,338	30,463	28,995

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Nine Months Ended
	September 30,
	2026	2025
Operating activities:
Net loss	$(8,364)	$(9,708)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	11,538	11,082
Stock-based compensation	47,092	40,096
Loss on fixed asset disposal	114	—
Gain on remeasurement of capped call transactions	(102)	—
Accretion of discount or amortization of premium on investments	(685)	(1,860)
Amortization of debt issuance costs	1,444	1,274
Induced conversion expense related to convertible notes	13,731	15,026
Deferred tax expense	(308)	(297)
Changes in operating assets and liabilities:
Accounts receivable	(7,372)	(4,153)
Inventory	1,553	6,806
Prepaid expenses and other assets	(1,937)	(1,409)
Accounts payable	(204)	(977)
Accrued compensation and employee related benefits	5,179	(12,906)
Accrued and other liabilities	(899)	659
Operating lease right-of-use assets	1,211	2,019
Operating lease liabilities	(255)	(2,699)
Deferred revenue	(544)	657
Net cash provided by operating activities	61,192	43,610
Investing activities:
Purchases of investments	(120,959)	(146,293)
Proceeds from sales of investments	45,183	12,937
Proceeds from maturities of investments	115,072	115,480
Purchases of property and equipment	(9,186)	(11,343)
Net cash provided by (used in) investing activities	30,110	(29,219)
Financing activities:
Proceeds from issuance of 2025 Notes, net of issuance costs	—	183,658
Premiums paid for capped call transactions	—	(11,210)
Payment of 2021 Notes	(103,560)	(190,000)
Proceeds from exercise of stock options and employee stock purchase plan	5,296	11,025
Payments of taxes on restricted stock units	(2,415)	(2,550)
Net cash used in financing activities	(100,679)	(9,077)
Effect of exchange rate changes on cash and cash equivalents	(88)	359
Net increase (decrease) in cash and cash equivalents	(9,465)	5,673
Cash and cash equivalents
Beginning of period	48,206	46,053
End of period	$38,741	$51,726

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, our key non-GAAP performance measures include adjusted EBITDA, non-GAAP net income (loss) and free cash flow as defined below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We use free cash flow as a key measure when assessing our sources of liquidity, capital resources, and quality of earnings. We believe these measures provide useful information for period-to-period comparisons of our business to allow investors and others to understand and evaluate our operating results in the same manner as our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from similarly termed non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; other income, net; interest expense; acquisition related expense and related purchase accounting adjustments; and income tax benefit (expense).

Non-GAAP Net Income (Loss)

We define non-GAAP net income as net income (loss), excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation and amortization; restructuring costs; settlement income and related costs; induced conversion expense; acquisition related expense and related purchase accounting adjustments; and the corresponding income tax impacts of adjustments to net income (loss).

Free cash flow

We define free cash flow as net cash provided by (used in) operating activities, determined in accordance with GAAP, less purchases of property and equipment.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2026		2025		2026		2025
GAAP Gross margin	52.8%		50.3%		54.0%		52.8%
Adjustments:
Depreciation and amortization	1.8%		2.1%		2.1%		2.2%
Stock-based compensation	0.3%		0.5%		0.4%		0.6%
Non-GAAP Gross margin	54.9%		53.0%		56.5%		55.6%
Certain amounts may be off due to rounding

GAAP Net income (loss)	$4,677		$(12,810)		$(8,364)		$(9,708)
Adjustments:
Depreciation and amortization	3,804		3,852		11,538		11,082
Stock-based compensation	16,106		14,551		47,092		40,096
Other income, net	(2,515)		(2,592)		(7,436)		(6,705)
Induced conversion expense	1,793		15,026		13,731		15,026
Interest expense	596		1,121		2,000		3,569
Income tax expense (benefit)	40		(89)		(4)		(221)
Adjusted EBITDA	$24,501		$19,059		$58,557		$53,139

GAAP Net income (loss)	$4,677		$(12,810)		$(8,364)		$(9,708)
Adjustments:
Depreciation and amortization	3,804		3,852		11,538		11,082
Stock-based compensation	16,106		14,551		47,092		40,096
Induced conversion expense	1,793		15,026		13,731		15,026
Income tax effects of adjustments (1)	(4,296)		(2,918)		(10,505)		(7,975)
Non-GAAP Net income	$22,084		$17,701		$53,492		$48,521

Non-GAAP Net income per share — diluted	$0.69	(2)	$0.58	(2)	$1.71	(2)	$1.61	(2)

GAAP Weighted-average shares — diluted	31,495	(3)	29,338		30,463		28,995
Dilutive shares from stock plans	—		1,000		704		818
Dilutive shares from convertible debt	1,150		2,339		1,302		2,506
Non-GAAP Weighted-average shares — diluted	32,645	(2)	32,677	(2)	32,469	(2)	32,319	(2)
(1) The tax effects of the adjustments are calculated using the statutory rate, taking into consideration the nature of the item and relevant taxing jurisdictions.

(2) Diluted net income per share includes the impact of all convertible debt outstanding at period end, using the if-converted method, which assumes full share settlement. Interest expense is added back to net income and weighted average shares includes total shares issuable at conversion.

(3) GAAP Weighted average shares — diluted includes the impact of dilutive shares from stock plans.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
GAAP Net cash provided by operating activities	$25,608	$20,893	$61,192	$43,610
Adjustments:
Purchases of property and equipment	(5,020)	(2,940)	(9,186)	(11,343)
Free cash flow	$20,588	$17,953	$52,006	$32,267

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ending
December 31,
2026
GAAP Net income	$1,972
Adjustments:
Forecasted Depreciation and amortization	3,910
Forecasted Stock-based compensation	16,210
Forecasted Interest expense	396
Forecasted Other income, net	(2,488)
Forecasted Income tax expense (benefit)	(100)
Adjusted EBITDA	$19,900

GAAP Net income	$1,972
Adjustments:
Forecasted Depreciation and amortization	3,910
Forecasted Stock-based compensation	16,210
Forecasted Income tax effects of adjustments	(3,709)
Non-GAAP Net income	$18,383

GAAP Net income per share — diluted	$0.06
Non-GAAP Net income per share — diluted(1)	$0.58

GAAP Weighted-average shares — diluted	31,900
Dilutive shares	700
Non-GAAP Weighted-average shares — diluted(1)	32,600

(1) Non-GAAP diluted net income per share includes the impact of our convertible debt, using the if-converted method, which assumes conversion at the beginning of a period and full share settlement. Interest expense of $0.4 million is added back to Non-GAAP net income of $18.4 million then divided by 32.6 million Non-GAAP diluted weighted average shares.